EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186
Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. ANNOUNCES APPROVAL OF MT TODD ENVIRONMENTAL Impact Statement

Denver, Colorado, September 8, 2014 – Vista Gold Corp. (TSX & NYSE MKT: VGZ) (“Vista” or the “Company”) today announced that the Environmental Impact Statement (“EIS”) for the Mt Todd gold project (the “Project”) located in the Northern Territory of Australia has been approved.  The EIS has been the subject of an exhaustive review process by the Northern Territory Environmental Protection Authority (“NT EPA”), which included public consultation.  In its formal notification to the Company, the NT EPA has advised that it has assessed the environmental impacts of the Mt Todd gold mine and concluded that it can proceed, subject to a number of recommendations which are outlined in the Assessment Report.

Fred Earnest, Vista’s President and CEO commented, “We are pleased with the accomplishment of this significant milestone.  This marks the conclusion of a rigorous environmental risk assessment and review process that started in 2011. Vista now has a key legal entitlement required to move forward with the Mt Todd gold project at the appropriate time.”

Mr. Earnest added, “With the successful completion of the EIS process,  the permitting risk is substantially reduced and the development timeline at Mt Todd is well defined. This sets Mt Todd apart from most other large undeveloped gold projects. Our next steps will focus on obtaining the necessary approvals under the Environmental Protection and Biodiversity Conservation Act 1999 (“EPBC Act”) from the federal government (as it relates to the Gouldian Finch) and then turn our efforts to obtaining the mine operating permit (known as the Mine Management Plan or “MMP”) from the NT Department of Mines and Energy.  Because the EIS was based on a 50,000 tonne per day operation and thus the largest possible impact, we have the flexibility to scale the Project down initially, if the economics of a smaller project prove to be more compelling and undertake an expansion of the project at a later date, if justified.  Our plan is to continue to evaluate opportunities to optimize and improve the Mt Todd gold project pending an improved gold price that will allow us to seek to develop the project and potentially achieve the economic returns that our shareholders expect.”

The Company has started planning for the submission of the documents required for the authorization required under the EPBC Act and for the approval of the MMP.  The NT EPA Assessment Report includes 28 recommendations which are to be addressed as part of the MMP.  Included in these recommendations are four that relate directly to the Gouldian Finch.  Vista estimates that authorization under the EPBC Act will require 3-4 months from the submission of documents and that approval of the MMP will require approximately 6 months from the submission of the plan.  At this time, Vista intends to undertake studies in the 2nd quarter of 2015 for the EPBC Act authorization.    Preparation of the MMP will continue internally and we plan to have it ready to submit when there are signs of a sustained recovery in the gold market.

Management Conference Call

A conference call with management to discuss the significance of the approval of the Mt Todd EIS and to provide an update on corporate and project activities is scheduled for Friday, September 12, 2014 at 9:30 a.m. MDT.

Toll-free in North America: 1-866-233-5249

International:  416-642-3300

This call will also be web-cast and can be accessed at the following web location:

http://www.snwebcastcenter.com/webcast/vistagold/2014/0912/

This call will be archived and available at www.vistagold.com after September 12, 2014.  Audio replay will be available for 21 days by calling toll-free in North America: 1-866-245-6755, passcode 354468.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

About Vista Gold Corp.

Vista’s principal asset is its flagship Mt Todd gold project in Northern Territory, Australia.  We also hold 11.2%  of the outstanding common shares of Midas,  non-core projects in Mexico and the United States and royalty interests in projects in Bolivia and Indonesia.  For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as the Mt Todd gold project proceeding with the recommendations in the Assessment Report, permitting risk being reduced, development timelines, timing and potential approval under the EPBC Act, timing and approval of the MMP, the Project having the flexibility to be scaled down economically and then have production expanded at a later date, the anticipated timeline to develop the Project, development of the Project leading to economic returns that shareholders expect and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: assumed timing for regulatory approvals and studies, approved business plans, anticipated and estimated costs and budget expenditures to continue to optimize and advance the Company’s core assets, the perceived extent and duration of the current weakness of gold equity securities and other such matters.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” “would,” “could,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, risks relating to,  uncertainty of resource estimates, estimates of results based on such resource estimates; risks relating to completing metallurgical testing; risks relating to cost increases for capital and operating costs;  risks related to the timing and the ability to obtain approval of the necessary permits for the Mt Todd gold project, risks and costs associated with completions of studies required for permitting, risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in Vista’s Annual Report Form 10-K as filed on March 17, 2014 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Company’s website at www.vistagold.com.

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